Provident Financial Holdings, Inc.

Third Quarter of Fiscal 2023

March 31, 2023

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth caused by increasing political instability from acts of war including Russia's invasion of Ukraine, as well as increasing prices and supply chain disruptions, and any governmental or societal responses to new COVID-19 variants; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions, including the effects of inflation, and conditions within the securities markets; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with and furnished to the Securities and Exchange Commission ("SEC") - which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2023 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$13.63
52-Week Range:	$13.29 - $16.54
Shares Outstanding:	7,033,963 shares
Market Capitalization:	$95.9 million
P/E (ttm):	10.65x
Diluted EPS (ttm):	$1.28
Annual Dividend & Yield:	$0.56 (4.11%)
As of March 31, 2023	

Franchise Overview



Los Angeles
San Bernardino
Pasadena
Victorville
Hesperia
Lancaster
Palmdale
Santa Clarita
Santa Barbara
Ventura
Oxnard
Thousand Oaks
Pomona
Ontario
Riverside
Corona
Orange
Santa Ana
Anaheim
Torrance
Huntington Beach
Costa Mesa
Oceanside
Escondido
Carlsbad
San Diego
Chula Vista
Tijuana
Tecate
Mexicali
Calexico
El Centro
Brawley
Yucca Valley
Palm Springs
Indio
Coachella
Hemet
Banning
Blythe
Yuma
Lake Havasu City
Bullhead City
Barstow
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Tenth largest deposit market share in Riverside County; second largest deposit market share of community banks

Financial Performance

Developments

- Net Income decreased approximately 2% (sequential quarter)
- Net Interest Margin decreased five basis points to 3.00% (sequential quarter)
- Net Interest Income remained virtually unchanged (sequential quarter)
- Provision for Loan Losses decreased approximately 12% (sequential quarter)
- Non-Interest Income increased approximately 3% (sequential quarter)
- Operating Expenses increased approximately 2% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$7.7
$7.5
$8.5
$9.0
$9.4
$9.4
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Non-Interest Income



(In Millions)
$2.0
$1.5
$1.0
$0.5
$0.0
$1.4
$1.1
$1.2
$1.0
$1.0
$1.0
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Operating Expenses



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.9
$6.9
$6.4
$6.9
$6.8
$6.9
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Financial Performance

Pre-Provision, Pre-Tax Income



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$2.1
$1.8
$3.2
$3.0
$3.5
$3.5
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Pre-Tax Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.2
$2.4
$3.6
$3.0
$3.4
$3.3
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Quarterly Net Income



(In Millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$2.3
$1.7
$2.5
$2.1
$2.4
$2.3
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Diluted Earnings Per Share



$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.30
$0.23
$0.34
$0.29
$0.33
$0.33
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Financial Ratios

Net Interest Margin



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.64%
2.61%
2.93%
3.05%
3.05%
3.00%
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Efficiency Ratio



85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
76.39%
79.74%
66.68%
69.63%
65.74%
66.69%
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Return on Average Assets



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.76%
0.57%
0.83%
0.69%
0.75%
0.72%
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Return on Average Equity



12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
7.11%
5.33%
7.72%
6.42%
7.27%
7.12%
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Balances and Activity

Developments

- Loans Held for Investment balance increased by approximately 4% (sequential quarter)
- Yield on Loans Held for Investment increased 22 basis points from December 31, 2022
- Total Deposits balance increased by approximately 4% (sequential quarter)
- Deposit costs increased 33 basis points from December 31, 2022
- Total Borrowings balance increased by approximately 14% (sequential quarter)
- Borrowing costs increased 28 basis points from December 31, 2022

Loan to Investment Mix



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$208
$198
$188
$179
$171
$164
$852
$894
$940
$994
$1,040
$1,078
12/31/21
03/31/22
06/30/22
09/30/22
12/31/22
03/31/23
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$466
$290
$91
$469
$328
$91
$465
$378
$90
$468
$430
$89
$465
$480
$88
$466
$513
$90
12/31/21
03/31/22
06/30/22
09/30/22
12/31/22
03/31/23
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$65
$94
$86
$85
$74
$54
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 03/31/23	Interest Rate	Balance as of 03/31/22	Interest Rate
Single-Family	$ 512,632	4.02%	$ 327,661	3.16%
Multi-Family	466,332	4.54%	468,656	4.00%
Commercial Real Estate	90,496	5.55%	91,344	4.59%
Construction	2,891	4.98%	4,127	5.09%
Other	108	5.25%	131	5.25%
Commercial Business	1,640	9.74%	459	5.88%
Consumer	61	17.75%	73	15.00%
Total Loans Held for Investment	$ 1,074,160	4.39%	$ 892,451	3.76%
Advance Payments of Escrows	265		194	
Deferred Loan Costs, net	9,280		6,887	
Allowance for Loan Losses	(6,001)		(5,969)	
Total Loans Held for Investment, net	$ 1,077,704		$ 893,563	

Loan Composition as of 03/31/23


Other
0%
Construction
0%
Commercial Business
0%
Commercial Real Estate
9%
Consumer
0%
Multi-Family
43%
Single-Family
48%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$80
$132
$825
$80
$127
$837
$85
$121
$834
$115
$143
$842
$180
$143
$802
$205
$206
$777
12/31/21
03/31/22
06/30/22
09/30/22
12/31/22
03/31/23
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)		At 03/31/2023	Rate		At 03/31/2022	Rate
Checking Accounts - Non Interest-Bearing	$	108,479	- %	$	117,097	- %
Checking Accounts - Interest-Bearing		325,077	0.04%		347,972	0.04%
Savings Accounts		305,403	0.05%		332,452	0.05%
Money Market Accounts		38,018	0.13%		38,754	0.09%
Time Deposits		206,069	2.48%		127,225	0.55%
Total Deposits [1][2]	$	983,046	0.55%	$	963,500	0.11%
Brokered Deposits Included Above	$	95,337	4.37%	$	-	-%

1) Includes uninsured deposits (adjusted lower by collateralized deposits) of approximately $177.8 million and $169.0 million at March 31, 2023 and 2022, respectively.
2) The average balance of deposit accounts was approximately $34 thousand and $31 thousand at March 31, 2023 and 2022, respectively.

Deposit Composition at 03/31/23



11%
21%
4%
33%
31%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)		At 03/31/2023	Rate		At 03/31/2022	Rate
Overnight	$	-	-	$	-	-
Three Months or Less		70,000	4.64%		-	-
Over Three to Six Months		15,010	2.81%		20,000	1.75%
Over Six to Twelve Months		65,000	4.14%		-	-
Over One to Two Years		40,000	3.88%		40,000	2.25%
Over Two to Three Years		15,000	3.28%		10,000	2.61%
Over Three to Four Years		-	-		10,000	2.79%
Over Four to Five Years		-	-		-	-
Over Five Years		-	-		-	-
Total Borrowings [1]	$	205,010	4.10%	$	80,000	2.24%

1) The Bank had approximately $228.6 million and $321.4 million of remaining borrowing capacity at the FHLB – San Francisco, approximately $135.8 million and $168.4 million of borrowing capacity at the Federal Reserve Bank of San Francisco and $50.0 million and $67.0 million of borrowing capacity with its correspondent bank at March 31, 2023 and 2022, respectively.

PROVIDENT Provident Financial Holdings, Inc.

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio decreased slightly to 0.07% from December 31, 2022
- $169,000 Provision for Loan Losses
- No REO
- Early-Stage Delinquencies remain at very low levels

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$10,000
$8,000
$6,000
$4,000
$2,000
$0
(In Thousands)
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	12/31/21	03/31/22	06/30/22	09/30/22	12/31/22	03/31/23
Non-Performing Assets	$2,802	$1,996	$1,423	$964	$996	$945
NPA to Total Assets	0.24%	0.17%	0.12%	0.08%	0.08%	0.07%
ALLL to LHI	0.77%	0.66%	0.59%	0.57%	0.56%	0.56%

(Recovery) Provision for Loan Losses



(In Thousands)
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
$(1,250)
$(1,067)
$(645)
$(411)
$70
$191
$169
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Non-Performing Asset Composition 03/31/23



0%
0%
0%
0%
0%
0%
100%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)


(In Thousands)
$8,000
$6,000
$4,000
$2,000
$-
$6,608
$5,969
$5,564
$5,638
$5,830
$6,001
12/31/21
03/31/22
06/30/22
09/30/22
12/31/22
03/31/23

ALLL Allocation as of 03/31/23


0%
0%
1%
0%
29%
15%
55%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At March 31, 2023				At March 31, 2022			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	3	$ 962	5	$ 945	-	$ -	8	$ 1,690
Multi-Family	-	-	-	-	-	-	1	306
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	3	$ 962	5	$ 945	-	$ -	9	$ 1,996

Net Charge-Offs (Recoveries)


(In Thousands)
$50
$-
$(50)
$(100)
$(150)
$(200)
$(250)
$(300)
$(262)
$(6)
$(6)
$(4)
$(1)
$(2)
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Asset Quality

Geographic Location

	Inland Empire		Southern California (1)		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 149,311	30 %	$ 170,972	33 %	$ 192,075	37 %	$ 274	0 %	$ 512,632	100 %
Multi-Family	62,500	13 %	273,995	59 %	129,837	28 %	-	0 %	466,332	100 %
Commercial Real Estate	17,870	20 %	46,293	51 %	26,333	29 %	-	0 %	90,496	100 %
Construction	2,111	73 %	606	21 %	174	6 %	-	0 %	2,891	100 %
Other	-	0 %	108	100 %	-	0 %	-	0 %	108	100 %
Total	$ 231,792	22 %	$ 491,974	46 %	$ 348,419	32 %	$ 274	0 %	$1,072,459	100 %

(1) Other than Inland Empire.

Geographic Location 03/31/23



0%
22%
32%
46%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2015 & Prior	2016	2017	2018	2019	2020	2021	2022	2023	TOTAL
Loan Balance (In Thousands)	$32,397	$5,220	$11,088	$8,339	$17,550	$20,100	$151,733	$225,345	$39,376	$511,148
Weighted Avg. LTV (1)	48%	52%	64%	62%	52%	61%	63%	71%	75%	66%
Weighted Avg. Age (In Years)	17.14	7.37	6.60	5.58	4.51	3.43	2.47	1.48	0.84	3.14
Weighted Avg. FICO (2)	728	744	730	744	760	751	764	766	769	761
Number of Loans	169	15	19	22	37	31	201	319	48	861
Geographic Breakdown (%)										
Inland Empire	31%	14%	41%	45%	11%	15%	37%	28%	17%	29%
Southern California (3)	56%	58%	55%	47%	61%	33%	19%	34%	43%	33%
Other California	12%	28%	4%	8%	28%	52%	44%	38%	40%	38%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2015 & Prior	2016	2017	2018	2019	2020	2021	2022	2023	TOTAL
Loan Balance (In Thousands)	$54,608	$36,627	$27,386	$32,814	$61,966	$71,157	$91,913	$79,175	$10,696	$466,332
Weighted Avg. LTV (1)	41%	39%	41%	42%	45%	49%	43%	46%	42%	45%
Wt. Avg. Debt Coverage Ratio (3)	1.84x	1.71x	1.69x	1.58x	1.61x	1.58x	1.77x	1.59x	1.82x	1.68x
Weighted Avg. Age (In Years)	10.33	7.38	6.55	5.53	4.44	3.45	2.52	1.56	0.26	4.46
Weighted Avg. FICO (2)	752	763	754	755	761	760	760	761	761	759
Number of Loans	117	51	52	51	72	75	111	95	12	636
Geographic Breakdown (%)										
Inland Empire	21%	6%	22%	17%	12%	16%	14%	6%	0%	13%
Southern California (4)	46%	59%	62%	64%	69%	66%	49%	63%	58%	59%
Other California	33%	35%	16%	19%	19%	18%	37%	31%	42%	28%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2015 & Prior	2016	2017	2018	2019	2020	2021	2022	2023	TOTAL (5) (6)
Loan Balance (In Thousands)	$17,960	$5,476	$6,830	$9,432	$11,703	$6,963	$5,965	$23,948	$3,419	$90,496
Weighted Avg. LTV (1)	33%	42%	44%	38%	43%	36%	44%	38%	40%	39%
Wt. Avg. Debt Coverage Ratio (3)	2.15x	1.68x	1.42x	1.75x	1.48x	2.03x	1.77x	1.70x	1.46x	1.76x
Weighted Avg. Age (In Years)	9.87	7.68	6.15	5.96	4.47	3.73	2.27	1.49	0.83	4.84
Weighted Avg. FICO (2)	751	777	786	762	761	725	779	774	788	765
Number of Loans	26	10	9	17	14	9	6	27	5	123
Geographic Breakdown (%)										
Inland Empire	53%	7%	1%	6%	16%	7%	44%	9%	14%	20%
Southern California (4)	36%	65%	65%	58%	50%	44%	29%	56%	86%	51%
Other California	11%	28%	34%	36%	34%	49%	27%	35%	0%	29%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.
(5) Comprised of the following: $36.5 million in Office; $18.1 million in Mixed Use ($8.3 million in Office/Retail, $5.7 million in Multi-Family/Retail, $3.4 million in Other Mixed Use and $700 thousand in Multi-Family/Office); $13.2 million in Retail; $7.3 million in Medical/Dental Office; $6.8 million in Warehouse; $6.5 million in Mobile Home Park; $1.0 million in Restaurant/Fast Food; $490 thousand in Automotive – Non-Gasoline; $340 thousand in Live/Work Unit; and $270 thousand in Light Industrial/Manufacturing.
(6) Consisting of $77.2 million or 85.4% in investment properties and $13.3 million or 14.6% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Strong Capital Ratios
- 4.11% cash dividend yield (approximately)
- Purchased approximately 98,000 shares of common stock in the third quarter of fiscal 2023

Stock Repurchase Plan Activity



(# of Shares)
125,000
100,000
75,000
50,000
25,000
-
102,762
69,271
35,488
49,624
103,290
98,307
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	12/31/21	03/31/22	06/30/22	09/30/22	12/31/22	03/31/23
Tier 1 Leverage Ratio	10.02%	10.27%	10.47%	9.74%	9.55%	9.59%
CET1 Ratio	19.69%	19.32%	19.58%	17.67%	17.87%	17.90%
Tier 1 Risk-Based Capital Ratio	19.69%	19.32%	19.58%	17.67%	17.87%	17.90%
Total Risk-Based Capital Ratio	20.79%	20.29%	20.47%	18.54%	18.74%	18.78%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	06/30/21	09/30/21	12/31/21	03/31/22	06/30/22	09/30/22	12/31/22	03/31/23
Price/TBV	1.02x	0.98x	0.95x	0.95x	0.84x	0.80x	0.76x	0.74x